================================================================================







                                    CENTURY
                                     SHARES
                                     TRUST

                           SIXTY-NINTH ANNUAL REPORT
                               DECEMBER 31, 1996

















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

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                             CENTURY SHARES TRUST
                              One Liberty Square
                         Boston, Massachusetts 02109
                          617-482-3060  800-321-1928

                             SHAREHOLDER HOTLINE
                                 800-303-1928

                            OFFICERS AND TRUSTEES
                   Allan W. Fulkerson, Trustee and Chairman
                          William O. Bailey, Trustee
                            John E. Beard, Trustee
                        William W. Dyer, Jr., Trustee
                          Ernest E. Monrad, Trustee
                       Richard F. Cook, Jr., Secretary

                              INVESTMENT ADVISER
                       Century Capital Management, Inc.

                     STRUCTURE AND OBJECTIVE OF THE TRUST

            Organized in 1928, Century Shares Trust operates as a diversified open-end management investment company. It is a no-load mutual fund, which means that the Trust offers shares at net asset value without sales charge.

            The investment objective of the Trust is long-term growth of principal and income obtained through investment in a diversified portfolio of common stocks, or securities convertible into common stocks, of insurance companies and banks, insurance brokers, and other companies providing services to, or closely related to, insurance companies and banks.


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

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DEAR FELLOW SHAREHOLDERS:

The past year was remarkable in many ways, not the least being the extraordinary performance of the general stock market. In this favorable environment, the Trust had an excellent year, rising 17.16%, following the 35.23% increase in 1995. Additional performance details for the Trust and the market as a whole are shown on pages 6 and 7. While there are no particular signs of any investor mood change at this writing, it is always important to remember that the stock market is not a one-way street and that over time, stock prices of individual companies must reflect underlying growth, profitability and value.

Continuing a long tradition, twenty-two of twenty-four portfolio companies raised their dividends last year. The cumulative effect of increases in the past two years enabled the Trust to increase its income dividend to $0.46 per share in 1996, up from $0.41 a year earlier. For the 92% of shareholders who have chosen to take capital gain distributions in shares, the increase is 15.9%. During 1996, the Trust's portfolio transactions produced realized capital gains of $1.11 ($1.09 long term; $0.02 short term), which were distributed on December 30, 1996. Since inception, the Trust has paid $362 million in dividends and capital gain distributions.

FOCUS
The Trust's investment objective is long-term growth of principal and income. In our view the best approach to achieving this objective is to own shares of companies whose managements believe in running their enterprises focused on producing above-average growth and profitability over the long term. While none of us are immune to external pressures and the economic environment in which we operate, focus can help produce superior results. Our focus is on selecting excellent companies in a growing industry. That means owning shares in businesses where management has produced in the past, but even more importantly, where we believe management will produce above-average results in the future. Normally, we allow some portion of the account to be in companies where growth rates may be lower but which appear to represent exceptional value.

OPPORTUNITIES FROM CHANGE
The overall environment in the global insurance industry is one of enormous structural change and consolidation in various sub-sectors, superimposed on the industry's long-term pattern of expansion at rates in excess of the growth of the underlying economies. Many of our companies are leaders in driving change and creating opportunity. There are issues and challenges, of course, which are well articulated by observers of the industry. For investors, the tasks are to sort out real versus theoretical issues, understand the impact on various sectors of the business and on individual companies, and then ultimately make judgments about which managements and enterprises have the necessary combination of competence and critical mass to create value. Later sections of this report discuss growth and change and how our portfolio companies are building value. In our opinion, there have been few times presenting greater opportunity for well-run insurance businesses than today.

THE SHAREHOLDER SURVEY
We are extremely gratified by the extraordinary response of shareholders to the survey we sent out at various times over the past six months and summarize highlights on page 9. We are truly appreciative of your support and shall do our best to be responsive to your needs and priorities.

                                                  For the Trustees,

                                              /s/ Allan W. Fulkerson
                                                  Allan W. Fulkerson
                                                  Chairman
February 10, 1997

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SUSTAINED GROWTH - SIGNIFICANT CHANGE

The centuries-old global insurance industry serves as a major underpinning to every expanding modern economy. For example, the U.S. insurance industry, by virtually any measure, has achieved worthwhile long-term growth. The chart below shows clearly that revenue growth has consistently outpaced growth of the U.S. economy in every ten-year period during the last thirty years. At the end of the twentieth century, however, this enduring industry is experiencing challenges throughout the world to its products, methods of distribution, and historical ways of doing business.

                   TEN-YEAR GROWTH OF U.S. INSURANCE INDUSTRY
                      REVENUES VS. GROSS DOMESTIC PRODUCT


                         Insurance Industry       Gross Domestic Product
                         ------------------       ----------------------
       1965                      7.0%                      5.7%
       1966                      7.2%                      6.1%
       1967                      7.2%                      6.1%
       1968                      7.5%                      6.9%
       1969                      7.7%                      6.8%
       1970                      8.0%                      7.0%
       1971                      8.5%                      7.5%
       1972                      8.9%                      7.8%
       1973                      9.0%                      8.4%
       1974                      9.0%                      8.5%
       1975                      9.3%                      8.0%
       1976                     10.0%                      8.7%
       1977                     10.7%                      9.3%
       1978                     11.1%                      9.7%
       1979                     11.1%                     10.0%
       1980                     11.0%                     10.4%
       1981                     11.1%                     10.7%
       1982                     11.1%                     10.1%
       1983                     10.5%                      9.8%
       1984                     11.1%                     10.1%
       1985                     11.6%                      9.9%
       1986                     12.0%                      9.3%
       1987                     11.6%                      8.8%
       1988                     11.1%                      8.2%
       1989                     10.7%                      7.8%
       1990                     10.6%                      7.5%
       1991                      9.6%                      6.6%
       1992                      8.9%                      6.8%
       1993                      9.3%                      6.4%
       1994                      8.3%                      5.9%
       1995                      7.3%                      5.7%

           Source: A.M. Best Co., American Council of Life Insurance
                   U.S. Department of Commerce.

In the United States, great pressure is being placed on the forms and costs of distribution both at the local agent and operating company level. In personal lines, direct and Internet marketing are being tested by companies once wed exclusively to the independent agent. And today, roughly one third of the revenues needed to fund commercial property-liability claims in the U.S. are now handled outside the traditional insurance structure.

Life insurance product evolution over the years has moved from providing death payments to providing benefits geared to those who live. Health care delivery continues to undergo great change and challenge affecting insurance. Meanwhile, banks are actively seeking to participate in the opportunities by marketing a variety of insurance products.

Outside the U.S., Bermuda has emerged as a major global insurance center for certain property-casualty lines that were unavailable during the hard market in the mid-1980s. More recently, the many difficulties at Lloyd's culminated last year in what became known as "Reconstruction and Renewal" - a complete resetting of Lloyd's business going forward with significant corporate capital replacing the historical tradition of unlimited personal liability.

These combined upheavals have continued to reinforce the need for capital strength, critical mass and operating efficiency. At the same time, technology is a great enabler, making it possible for small numbers of individuals to compete effectively with much larger organizations. Imagination, innovation and creativity are being rewarded far better than has often been the case historically in this industry. However, it is a more hostile environment for businesses which are less efficient or which lack the critical ingredients needed to compete. One result of these conflicting forces has been a significant pickup in the ongoing trend toward consolidation as shown in the chart below.

                         MERGER & ACQUISITION ACTIVITY
             AGGREGATE VALUE OF DISCLOSED TRANSACTIONS ($ BILLIONS)

                          Insurance Industry
                          ------------------
       1987                      4.27
       1988                      9.11
       1989                      5.93
       1990                     12.94
       1991                      7.14
       1992                      4.63
       1993                     13.62
       1994                      7.28
       1995                     33.56
       1996                     36.20

Source: Securities Data Company

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

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Our portfolio of insurance companies has been participating actively in the industry's consolidation. Of the twenty-one insurance companies in the portfolio, twenty were engaged in some type of capital transaction, merger or acquisition in 1996. These activities included acquisitions adding geographic or product diversification, divestitures of certain lines of business, and international joint ventures. In this dynamic environment, change means opportunity and risk. We believe our companies are well positioned to continue benefiting from change.

THE CREATION OF VALUE

Investors benefit when companies build value through generation of profits that increase underlying net worth. Over the years we have found that comparing growth of shareholders' equity (book value) per share adjusted for dividend payments is a simple, but meaningful way to separate superior businesses from the rest of the industry.

The graph below shows that the Trust's portfolio companies have produced faster growth of shareholders' equity than the leading American companies comprising the Standard and Poor's 500 Stock Index in every five- year period since S&P began calculating equity per share for the index.

                      GROWTH OF BOOK VALUE PLUS DIVIDENDS

                               Century                   S&P 500
                               -------                   -------
       1976                     11.2%
       1977                     10.5%
       1978                     15.1%                     14.4%
       1979                     19.8%                     15.6%
       1980                     21.4%                     15.3%
       1981                     19.5%                     14.8%
       1982                     18.1%                     13.6%
       1983                     16.1%                     12.7%
       1984                     13.9%                     11.8%
       1985                     14.2%                     11.1%
       1986                     17.0%                     10.5%
       1987                     16.5%                     11.3%
       1988                     16.7%                     12.2%
       1989                     18.3%                     12.3%
       1990                     17.2%                     12.8%
       1991                     15.9%                     12.8%
       1992                     16.4%                     10.5%
       1993                     16.6%                      9.3%
       1994                     14.3%                      9.5%
       1995                     18.9%                     11.2%
       1996                     17.3%                     12.8%

During the last five years, the Trust's portfolio companies grew book value an estimated 17.3% per year versus 12.8% for the S&P 500.

              CENTURY SHARES TRUST
               VALUATION ADVANTAGE
               BASED ON BOOK VALUE

                         Century Shares Trust
                         --------------------
       1976
       1977                     11.2%
       1978                     14.1%
       1979                     24.5%
       1980                     35.8%
       1981                     17.4%
       1982                     25.1%
       1983                     20.5%
       1984                     10.3%
       1985                      4.0%
       1986                     16.9%
       1987                     25.7%
       1988                     31.4%
       1989                     27.2%
       1990                     27.0%
       1991                     30.0%
       1992                     26.1%
       1993                     38.4%
       1994                     35.2%
       1995                     41.7%
       1996                     39.3%

VALUATION On December 31, 1976, the market price of the Standard & Poor's 500 stock index was 117% of shareholders' equity compared with 104% for the Trust's portfolio. Both valuation ratios have climbed over the intervening years, but the gap has widened considerably as shown above. In fact, at the end of 1996, the market value of the S&P had climbed to 3.0 times shareholders' equity compared with 1.8 times for the Trust's portfolio. This valuation gap is positive for the Trust looking forward, particularly if the Trust's portfolio companies continue to grow shareholders' equity faster than the S&P.

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

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REWARDING SHAREHOLDERS

Dividend increases reflect both a management's view of sharing improved operating results with shareholders, as well as optimism about future prospects. Consistent increases year after year can only be declared by well-managed companies whose results support such actions.

Stock repurchase programs are used by managements when they believe their stock is underpriced and when such actions can add value to investors by increasing per share book values and earnings. Below we show for our investments those companies which have declared dividend increases, produced annual compound gains over five-year periods of per share book value plus dividends of at least 15%, and bought back their own shares. All such actions reward investors directly. We believe this data illustrates the excellence of the companies in which you own a stake.

Securities markets can be cyclical in their ability to reflect intrinsic value of businesses, an inefficiency often occurring in the universe of insurance stocks. Over time, however, stock prices reflect underlying values.

COMPANY NAME                                            BUSINESS DESCRIPTION
--------------------------------------------------------------------------------------------------------------
AFLAC Inc                                               Supplemental health insurance
--------------------------------------------------------------------------------------------------------------
American General Corp.                                  Life insurance, annuities, and consumer finance
--------------------------------------------------------------------------------------------------------------
American Heritage Life Investment Corp.                 Group life and health, ordinary life, payroll
                                                        deduction
--------------------------------------------------------------------------------------------------------------
American International Group, Inc.                      Largest U.S. international multi-line insurer
--------------------------------------------------------------------------------------------------------------
AON Corp.                                               Insurance and insurance brokerage
--------------------------------------------------------------------------------------------------------------
Banc One Corp.                                          Superregional bank
--------------------------------------------------------------------------------------------------------------
The Chubb Corp.                                         Major international insurer
--------------------------------------------------------------------------------------------------------------
Cincinnati Financial Corp.                              Large regional property and casualty underwriter
--------------------------------------------------------------------------------------------------------------
General Re Corp.                                        Largest United States reinsurer
--------------------------------------------------------------------------------------------------------------
Marsh & McClennan Companies                             Insurance brokerage and investment management
--------------------------------------------------------------------------------------------------------------
MBIA Inc.                                               Largest municipal bond insurer
--------------------------------------------------------------------------------------------------------------
Mercury General Corp.                                   Regional auto insurance underwriter
--------------------------------------------------------------------------------------------------------------
J.P. Morgan & Co., Inc.                                 Leading international bank
--------------------------------------------------------------------------------------------------------------
Ohio Casualty Corp.                                     Major property and casualty underwriter
--------------------------------------------------------------------------------------------------------------
The Progressive Corp.                                   Specialty auto insurance underwriter
--------------------------------------------------------------------------------------------------------------
Protective Life Corp.                                   Life and health insurance, annuities
--------------------------------------------------------------------------------------------------------------
Providian Corp.                                         Diversified financial services
--------------------------------------------------------------------------------------------------------------
SAFECO Corp.                                            Major multi-line insurer
--------------------------------------------------------------------------------------------------------------
St. Paul Companies, Inc.                                Major property and casualty underwriter
--------------------------------------------------------------------------------------------------------------
Torchmark Corp.                                         Life insurance and financial services
--------------------------------------------------------------------------------------------------------------
UNUM Corp                                               Disability insurer
--------------------------------------------------------------------------------------------------------------
USF&G Corp.                                             Major property and casualty underwriter
--------------------------------------------------------------------------------------------------------------
USLIFE Corp.                                            Life and health insurance, annuities
--------------------------------------------------------------------------------------------------------------
Wachovia Corp.                                          Superregional bank
--------------------------------------------------------------------------------------------------------------

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

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With interest in insurance investments having wide cyclical fluctuations, what may be less apparent is the ability to provide consistent opportunities for investment gains. The chart to the right shows the amount of capital gains realized by the Trust and paid out to shareholders over the past thirty years. Naturally, there can be no guarantee with respect to an ability to produce and realize gains in the future. This historical illustration simply shows actual past results during varied but generally improving economic conditions.

TOTAL CENTURY SHARES TRUST
CAPITAL GAINS DISTRIBUTIONS ($ MILLIONS)

                         Century Shares Trust
                         --------------------
       1965                      2.78
       1966                      3.39
       1967                      2.78
       1968                      2.57
       1969                      3.32
       1970                      3.03
       1971                      2.59
       1972                      2.85
       1973                      4.11
       1974                      3.77
       1975                      2.09
       1976                      0.00
       1977                      1.85
       1978                      3.47
       1979                      4.40
       1980                      5.24
       1981                      3.88
       1982                      2.78
       1983                      2.50
       1984                      4.97
       1985                      4.99
       1986                      7.84
       1987                     10.95
       1988                     13.03
       1989                      5.27
       1990                      4.37
       1991                      4.20
       1992                      5.54
       1993                     10.70
       1994                      8.03
       1995                      8.52
       1996                      9.34

   GROWTH OF BOOK VALUE        DIVIDEND           STOCK
      PLUS DIVIDENDS         INCREASES IN      REPURCHASES         YEARS
       15% OR MORE            EACH OF THE        IN THE              IN
   5 YEARS TO 12/31/95       LAST 5 YEARS     LAST 5 YEARS        BUSINESS
--------------------------------------------------------------------------------
            o                      o                o                24
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                                   o                o                69
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            o                      o                o                38
--------------------------------------------------------------------------------
            o                      o                o                75
--------------------------------------------------------------------------------
            o                      o                o                76
--------------------------------------------------------------------------------
            o                      o                o                29
--------------------------------------------------------------------------------
            o                      o                o               113
--------------------------------------------------------------------------------
            o                      o                o                44
--------------------------------------------------------------------------------
            o                      o                o                74
--------------------------------------------------------------------------------
            o                      o                o               124
--------------------------------------------------------------------------------
            o                      o                o                21
--------------------------------------------------------------------------------
            o                      o                o                34
--------------------------------------------------------------------------------
            o                      o                o               157
--------------------------------------------------------------------------------
            o                      o                o                76
--------------------------------------------------------------------------------
            o                                       o                58
--------------------------------------------------------------------------------
            o                      o                o                88
--------------------------------------------------------------------------------
            o                      o                o                91
--------------------------------------------------------------------------------
            o                      o                o                72
--------------------------------------------------------------------------------
            o                      o                o               142
--------------------------------------------------------------------------------
            o                                       o                66
--------------------------------------------------------------------------------
                                   o                o               147
--------------------------------------------------------------------------------
                                                    o                99
--------------------------------------------------------------------------------
                                   o                o               145
--------------------------------------------------------------------------------
            o                      o                o               116
--------------------------------------------------------------------------------

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

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INVESTMENT RESULTS

The following charts compare the performance of the Trust over the past ten and twenty years, respectively with the performance of the S&P 500, a leading unmanaged stock market index. Next, we show per share details.

   PERFORMANCE OF $10,000 INVESTMENT IN CENTURY SHARES TRUST AND THE S&P 500

Average Annual Total Return
1 Year            5 Year            10 Year
17.16%             14.01%            13.41%

10 Year Performance
                            Century Shares               S&P 500
                            --------------               -------
       1986                     10,000                   10,000
       1987                      9,198                   10,525
       1988                     10,641                   12,272
       1989                     15,072                   16,150
       1990                     13,890                   15,649
       1991                     18,266                   20,407
       1992                     23,195                   21,960
       1993                     23,112                   24,169
       1994                     22,211                   24,486
       1995                     30,036                   33,675
       1996                     35,192                   41,485

Average Annual Total Return
          20 Year
          14.25%

20 Year Performance
                            Century Shares               S&P 500
                            --------------               -------
       1976                   10,000.00                 10,000.00
       1977                    9,788.73                  9,287.00
       1978                   10,758.99                  9,898.08
       1979                   13,090.84                 11,768.82
       1980                   13,928.48                 15,588.98
       1981                   16,739.01                 14,822.00
       1982                   18,579.60                 18,016.15
       1983                   22,480.46                 22,080.59
       1984                   25,961.41                 23,469.46
       1985                   37,229.67                 30,921.01
       1986                   40,807.17                 36,706.33
       1987                   37,533.75                 38,633.41
       1988                   43,423.36                 45,046.56
       1989                   61,503.00                 59,281.27
       1990                   56,679.71                 57,443.56
       1991                   74,538.29                 74,906.40
       1992                   94,653.82                 80,606.77
       1993                   94,317.99                 88,715.81
       1994                   90,638.11                 89,877.99
       1995                  122,569.23                123,609.20
       1996                  143,607.89                151,776.00

           Past Performance is not predictive of future performance.

                   TWENTY-YEAR INVESTMENT RECORD PER SHARE
         INITIAL ONE SHARE INVESTMENT -- ALL DISTRIBUTIONS REINVESTED

                                                VALUE OF
YEAR             NUMBER OF      VALUE OF       REINVESTED         VALUE OF         TOTAL         ANNUAL TOTAL RETURN
ENDED             SHARES        ORIGINAL         CAPITAL         REINVESTED       VALUE OF     ------------------------
12/31              OWNED         SHARE        DISTRIBUTIONS      DIVIDENDS       INVESTMENT        CST          S&P
--------        ----------      --------      -------------      ----------      ----------    -----------  -----------
    1976           1.000         12.05                                              12.05
    1977           1.056         11.17             0.29             0.34            11.80            -2.1%        -7.2%
    1978           1.158         11.20             0.97             0.79            12.96             9.9%         6.6%
    1979           1.298         12.15             2.12             1.50            15.77            21.7%        18.6%
    1980           1.483         11.32             3.25             2.21            16.78             6.4%        32.5%
    1981           1.657         12.17             4.68             3.32            20.17            20.2%        -4.9%
    1982           1.828         12.25             5.56             4.57            22.39            11.0%        21.6%
    1983           1.989         13.62             7.14             6.33            27.09            21.0%        22.6%
    1984           2.231         14.02             9.35             7.91            31.28            15.5%         6.3%
    1985           2.462         18.22            14.99            11.65            44.86            43.4%        31.7%
    1986           2.687         18.30            17.95            12.92            49.17             9.6%        18.7%
    1987           3.064         14.76            18.86            11.61            45.23            -8.0%         5.3%
    1988           3.579         14.62            24.71            12.99            52.32            15.7%        16.6%
    1989           3.816         19.42            35.49            19.20            74.11            41.6%        31.7%
    1990           4.061         16.82            33.03            18.45            68.30            -7.8%        -3.1%
    1991           4.271         21.03            43.68            25.10            89.82            31.5%        30.5%
    1992           4.442         25.68            55.77            32.60           114.06            27.0%         7.6%
    1993           4.728         24.04            57.18            32.43           113.65            -0.4%        10.1%
    1994           5.017         21.77            56.03            31.42           109.22            -3.9%         1.3%
    1995           5.262         28.07            76.93            42.70           147.70            35.2%        37.6%
    1996           5.529         31.30            91.63            50.12           173.05            17.2%        23.0%
20-year total return                                                                               1336.1%      1417.8%

The dollar amount of shares accepted at the time reinvestment occurred was $52.29 for capital gains and $28.58 for income dividends. If capital gains distributions and dividends had been withdrawn in cash, the total dollar amount received would have been $17.16 and $10.03, respectively. Computation of results assumes that all income dividends were reinvested at the then effective net asset value (which is the Trust's current practice as a no-load fund) and not at offering prices which applied when the Trust's shares were sold with a sales charge prior to 1982.

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

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DOLLAR COST AVERAGING
Dollar cost averaging can be a useful tool. By investing the same amount each time, your average cost per share will be lower than the average price paid because you buy more shares at lower prices. Listed below are the results of hypothetical $100 investments made in the Trust at the end of each month for the last ten years.

                          TEN-YEAR INVESTMENT RECORD
           MONTHLY $100 INVESTMENTS -- ALL DISTRIBUTIONS REINVESTED

                                                                                      CUMULATIVE VALUE OF SHARES ACQUIRED
                                                                         ----------------------------------------------------------
YEAR   CUMULATIVE                                                          THROUGH    +   AS CAPITAL   +      AS       =   TOTAL
ENDED    ANNUAL      ANNUAL    CUMULATIVE     ANNUAL       CUMULATIVE      ANNUAL            GAIN          DIVIDEND       VALUE OF
12/31  INVESTMENTS  DIVIDENDS  DIVIDENDS   CAPITAL GAINS  CAPITAL GAINS  INVESTMENTS  +  DISTRIBUTIONS + DISTRIBUTIONS = INVESTMENT
-----  -----------  ---------  ----------  -------------  -------------  -----------     -------------   -------------   ----------
1987     $ 1,200       $ 24      $   24         $102         $  102        $   927          $  102          $   22        $ 1,051
1988       2,400         70          94          283            385          1,996             385              84          2,465
1989       3,600        112         206          171            556          3,988             688             232          4,908
1990       4,800        156         362          191            747          4,605             789             346          5,740
1991       6,000        183         545          236            983          7,079           1,223             628          8,929
1992       7,200        197         742          273          1,255         10,035           1,766             979         12,779
1993       8,400        241         983          608          1,863         10,482           2,261           1,144         13,887
1994       9,600        279       1,262          565          2,428         10,622           2,612           1,305         14,539
1995      10,800        290       1,552          669          3,097         15,058           4,037           1,989         21,084
1996      12,000        362       1,914          894          3,991         18,106           5,383           2,590         26,079

CHECK-A-MONTH
We would like to remind shareholders of the Trust's Check-A-Month Plan. Since such a program can involve use of capital (through the taxable sale of shares needed to make payments in excess of investment income), caution is advised in matching the amounts taken out with an investor's overall financial picture and long-term needs. The table below covers an assumed plan period from December 31, 1986 to December 31, 1996. The results reflect the operation of the plan under the terms of which all dividend and capital gain distributions are reinvested, and monthly redemption payments occur as of the 25th of each month, or the next business day thereafter. The hypothetical results shown should not be considered as a representation of results expected from an investment made in the Trust today. Importantly, continued withdrawals in excess of current income will eventually exhaust principal, particularly in a period of declining market prices.

              TEN-YEAR INVESTMENT RECORD MONTHLY $50 WITHDRAWALS
       ON AN INITIAL $12,000 INVESTMENT -- ALL DISTRIBUTIONS REINVESTED

                                                                                      CUMULATIVE VALUE OF SHARES ACQUIRED
                                                                         ----------------------------------------------------------
YEAR   CUMULATIVE                                                          THROUGH   +  AS CAPITAL   +      AS        =    TOTAL
ENDED    ANNUAL      ANNUAL    CUMULATIVE     ANNUAL       CUMULATIVE      INITIAL         GAIN          DIVIDEND         VALUE OF
12/31  WITHDRAWALS  DIVIDENDS  DIVIDENDS   CAPITAL GAINS  CAPITAL GAINS  INVESTMENT  + DISTRIBUTIONS + DISTRIBUTIONS  =  INVESTMENT
-----  -----------  ---------  ----------  -------------  -------------  -----------   -------------   -------------     ----------
1986                                                                       $12,000                                         $12,000
1987    $  (600)       $319      $  319       $1,022         $1,022          9,205         $1,023          $  280           10,508
1988     (1,200)        374         693        1,333          2,355          8,579          2,349             612           11,540
1989     (1,800)        386       1,079          546          2,901         10,744          3,687           1,227           15,657
1990     (2,400)        402       1,481          462          3,363          8,723          3,658           1,436           13,817
1991     (3,000)        379       1,860          463          3,826         10,258          5,039           2,198           17,496
1992     (3,600)        343       2,203          460          4,286         11,842          6,613           3,056           21,511
1993     (4,200)        372       2,575          915          5,201         10,539          7,105           3,213           20,857
1994     (4,800)        384       2,959          757          5,958          8,974          7,192           3,279           19,445
1995     (5,400)        361       3,320          814          6,772         10,904         10,087           4,610           25,602
1996     (6,000)        415       3,735        1,006          7,778         11,507         12,241           5,568           29,316

Note: Past performance should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Trust today. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The illustrations throughout this report do not take into account income taxes that might have been payable by a shareholder on distributions received or reinvested, or upon redemption.

================================================================================

================================================================================

SHAREHOLDER QUESTIONS AND INFORMATION

MANAGEMENT PHILOSOPHY AND FUND CHARACTERISTICS

Q.  What is the Trust's investment objective and management style?

A. Established in 1928, Century Shares Trust is a no-load long-term growth of principal and income fund. Management emphasizes buying the stocks of high quality companies with above-average growth characteristics selling at a discount to average stock market valuations.

Q. What is market timing? Is this strategy used in the Century Shares Trust portfolio?

A. Market timing involves the forecasting of market cycles and the aggressive use of cash and short-term securities in an attempt to take advantage of market fluctuations. It is not an investment style practiced at Century Shares Trust. The management of the Trust focuses on long-term performance and tends to remain fully invested.

Q.  Why does the Trust specialize in the insurance industry?

A. The insurance industry is a major growth industry, having grown at a pace 22% faster than that of the overall U.S. economy during the past twenty years. Assets of the industry are over $3 trillion. By concentrating on the best companies in such a market, the Trust has been able to generate returns of 17.16%, 92.66%, 251.92%, 757.92% and 1,336.08% for the past one, five, ten, fifteen and twenty year periods ending December 31, 1996.

INVESTOR INFORMATION AND SERVICES

Q.  How do I find Century Shares Trust's price per share?

A. The Trust's per share price is listed daily in the Wall Street Journal and all other newspapers quoting mutual fund prices. The Trust usually appears in the mutual funds columns as "CNT SHS" or "Century Sh." You may also call the shareholder hotline, (800) 303-1928, for the daily share price.

Q. Can I reinvest my Capital Gains and Dividends in additional shares of the Trust?

A. Automatic reinvestment of distributions easily ranks as the most popular service offered shareholders. Recognizing the importance of maintaining their interest in the Trust's assets, income and dividend payments, approximately 92% of shareholders currently elect to accept capital gain distributions in additional shares. The service is especially appropriate for investors who want to build their capital investment and future income. Conversion to automatic reinvestment at no extra cost is simple and can be accomplished by writing the Trust.

Q.  What is dollar-cost averaging?

A. Dollar-cost averaging is investing the same amount of money on a regular schedule. By investing the same amount on a regular basis rather than a lump sum all at once, your cost per share will be lower than the average price paid because you buy more shares at lower prices. Thus, you actually take advantage of price fluctuations. The Trust offers an AUTOMATIC INVESTING plan for investors who choose to have their investment deducted from their bank account monthly, quarterly or when making a telephone purchase. See page 7 for results of such a program.

================================================================================

================================================================================

SHAREHOLDER QUESTIONNAIRE

We have had an overwhelming response to our 1996 shareholder questionnaire mailing. The results are currently being analyzed to find ways of improving the Trust's services to meet the changing needs of our shareholders. Below are some highlights:

 o  74% of respondents are married.

 o  89% of respondents own a home.

 *  62% of respondents have annual income between $31,000-$100,000.

 * 67% of respondents have a personal computer at home and over 50% of those use the Internet.

 o  44% of respondents under the age of 56 are saving for retirement.

 o 62% of respondents use a securities broker and more than 50% of those use a discount broker.

 *  77% of respondents consider seven years or more to be long-term investing.

 *  61% of respondents only own no-load mutual funds.

 o  THE average value of respondents' total investments is $430,000.

 o THE TOP FIVE types of funds that respondents are invested in are: (1) growth and income; (2) growth; (3) aggressive growth; (4) money market; and (5) tax-exempt.

It is interesting to note the respondents' reasons for investing in the Trust and the number of years they have been invested. The charts below reveal that over 60% of respondents invested in the Trust because of its historical record. Sixty-seven percent of respondents have been shareholders of the Trust for over six years and 17% of those have been shareholders for over two decades.

TOP FIVE REASONS FOR INVESTING               NUMBER OF YEARS INVESTED
1. The Trust's Historical Record             5 years & under     33%
2. Objective of Growth and Income            6 to 20 years       50%
3. The Trust's Low Expense Ratio             21 years & over     17%
4. Best Return for its Risk
5. Exposure to Financial Services

We appreciate your continued interest in Century Shares Trust. Representatives of the Trust are committed to offering exceptional service and are available to take calls if you have questions or would like a prospectus. The Trust's toll free number is (800)321-1928; or call the shareholder hotline at
(800)303-1928 for questions about your account.

================================================================================

================================================================================

MANAGEMENT

Century Shares Trust is managed by its investment advisor, Century Capital Management, Inc., which provides all investment advisory and management functions. The Trust's activities, including its agreement with the advisor, are supervised by the Trustees: Messrs. Fulkerson and Dyer (who make the day-to-day decisions concerning the Trust), William O. Bailey, John E. Beard, and Ernest E. Monrad. Listed below are biographical sketches of the Advisor's principal officers.

ALLAN W. FULKERSON
Mr. Fulkerson is President of Century Capital Management, Inc. and Chairman of Century Shares Trust. After earning a B.A. at Williams College in 1954, Mr. Fulkerson was associated with H.C. Wainwright & Co. and Vance Sanders & Company. He joined Century Shares Trust in 1966, became a Trustee in 1969, and was named Chairman in 1976. Mr. Fulkerson serves as a director of various insurance companies. He is a member of the Boston Society of Security Analysts and the Association of Insurance and Financial Analysts.

WILLIAM W. DYER, JR.
Mr. Dyer is Vice President and a Director of Century Capital Management, Inc. and a Trustee of Century Shares Trust. He joined Century Shares Trust in 1976 after twenty years with H.C. Wainwright & Co., as the insurance industry analyst, and became a Trustee in 1977. He earned a B.A. from Brown University in 1956. He serves as a director of several companies and is a member of the Boston Security Analysts Society and the Association of Insurance and Financial Analysts.

RICHARD F. COOK, JR.
Mr. Cook is Vice President and a Director of Century Capital Management, Inc. Mr. Cook joined Century Shares Trust in 1985, having previously worked with the General Electric Credit Corporation and the General Electric Mortgage Insurance Companies. Prior to joining General Electric, he was an attorney with the law firm of Curtis, Mallet-Prevost Colt and Mosle. Mr. Cook is a 1973 graduate of Williams College and a member of Phi Beta Kappa. He also received an M.B.A. from Columbia University and a J.D. from Vanderbilt University School of Law in 1979.

RICHARD J. FREEMAN
Mr. Freeman is Vice President of Century Capital Management, Inc. Prior to joining Century Shares Trust in 1993, Mr. Freeman held various investment positions with Kemper Financial Services, including serving as a Director of Research at Kemper's Selected Financial Services subsidiary. Mr. Freeman received a B.A. in 1975 and an M.B.A. in 1977 from Michigan State University. He also received an M.S. in Accountancy from Western Michigan University in 1980. Mr. Freeman is a Chartered Financial Analyst, a member of the Boston Security Analysts Society and the Association of Insurance and Financial Analysts.

JAMES B. STRADTNER
Mr. Stradtner is Vice President of Century Capital Management, Inc. and President of its subsidiary, Century Capital Management of Maryland LLC. Prior to joining Century in 1996, Mr. Stradtner was a Managing Director at Alex. Brown & Sons. Mr. Stradtner received a B.S. from the University of Maryland and an LLB from the University of Maryland School of Law. Mr. Stradtner is a Chartered Financial Analyst and serves as a director of several insurance companies.

================================================================================

================================================================================

PORTFOLIO OF INVESTMENTS -- December 31, 1996

COMMON STOCKS: INSURANCE COMPANIES -- 91.7%

 SHARES                                                              VALUE
 ------                                                              -----
  50,000  AFLAC Inc. ...........................................  $  2,137,500
  60,000  American General Corp. ...............................     2,452,500
 225,000  American Heritage Life Investment Corp. ..............     5,906,250
 210,000  American International Group, Inc. ...................    22,732,500
 345,000  AON Corp. ............................................    21,433,125
 280,000  The Chubb Corp. ......................................    15,050,000
 253,575  Cincinnati Financial Corp. ...........................    16,450,678
 120,000  General Re Corp. .....................................    18,930,000
  75,000  Marsh & McLennan Companies ...........................     7,800,000
 195,000  MBIA, Inc. ...........................................    19,743,750
 180,000  Mercury General Corp. ................................     9,450,000
 285,000  Ohio Casualty Corp. ..................................    10,117,500
 300,000  The Progressive Corp. ................................    20,212,500
 170,000  Protective Life Corp. ................................     6,778,750
 165,000  Providian Corp. ......................................     8,476,875
 380,000  SAFECO Corp. .........................................    14,986,250
 250,000  St. Paul Companies, Inc. .............................    14,656,250
 265,000  Torchmark Corp. ......................................    13,382,500
 100,000  UNUM Corp. ...........................................     7,225,000
 250,000  USF&G Corp. ..........................................     5,218,750
 150,000  USLIFE Corp. .........................................     4,987,500
                                                                  ------------
                                                                   248,128,178
                                                                  ------------
COMMON STOCKS: BANKING INSTITUTIONS -- 7.1%
  50,000  Banc One Corp. .......................................     2,150,000
 100,000  J.P. Morgan & Co., Inc. ..............................     9,762,500
 130,000  Wachovia Corp. .......................................     7,345,000
                                                                  ------------
                                                                    19,257,500
                                                                  ------------
TOTAL INVESTMENTS IN COMMON STOCKS -- 98.8%
  (Identified cost, $79,230,442) ...............................   267,385,678
                                                                  ------------
FIXED INCOME -- 0.4%
  U.S. Treasury Note, 5.625%, due 8/31/97 ......................       998,437
                                                                  ------------
TOTAL FIXED INCOME (Identified cost, $1,030,625) ...............       998,437
                                                                  ------------
CASH EQUIVALENTS -- 0.8%
  State Street Bank and Trust Eurodollar Time Deposit, at cost
    approximating value, maturity 1/2/97                             2,261,000
                                                                  ------------
TOTAL INVESTMENTS -- 100% (Identified cost, $82,522,067) .......  $270,645,115
                                                                  ============
                      See notes to financial statements.


================================================================================

================================================================================

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES -- December 31, 1996
-----------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note 1A) (Identified cost, $82,522,067) ..............      $270,645,115
Dividends and interest receivable ...........................................           547,968
Receivable for Trust shares sold ............................................            39,267
Prepaid expenses ............................................................            10,795
                                                                                    -----------
        Total assets ........................................................       271,243,145
LIABILITIES:
Payable for investments purchased ................................   $177,500
Payable for Trust shares repurchased .............................     65,239
Accrued investment adviser fee (Note 5) ..........................    150,836
Accrued expenses and other liabilities ...........................     68,125
                                                                     --------
        Total liabilities ...................................................           461,700
                                                                                    -----------
NET ASSETS (Note 3) .........................................................      $270,781,445
                                                                                   ============
Per share net asset value, offering price and redemption price
  ($270,781,445 / 8,652,111 shares of $1.00 par value capital stock
    outstanding) (Note 2) ...................................................         $31.30
                                                                                      ======


STATEMENT OF OPERATIONS -- Year Ended December 31, 1996
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Dividends .................................................................  $ 5,677,587
    Interest ..................................................................      540,741
                                                                                 -----------
        Total income ..........................................................    6,218,328
  Expenses:
    Investment adviser fee ........................................  $1,756,532
    Non-interested trustees' remuneration (Note 5) ................      49,500
    Transfer agent ................................................     149,798
    Custodian .....................................................      47,009
    Insurance .....................................................      22,088
    Audit .........................................................      52,702
    Legal .........................................................      21,646
    Registration costs ............................................      44,929
    Printing and other ............................................      61,944
                                                                     ----------
        Total expenses ........................................................    2,206,148
                                                                                 -----------
            Net investment income .............................................    4,012,180
                                                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investment transactions ..............................    9,627,266
  Increase in net unrealized appreciation of investments ......................   26,491,322
                                                                                 -----------
            Net realized and unrealized gain on investments ...................   36,118,588
                                                                                 -----------
Net increase in net assets resulting from operations ..........................  $40,130,768
                                                                                 ===========

                      See notes to financial statements.

================================================================================

================================================================================

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------
                                                                    1996                   1995
                                                                 -----------            -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income ..................................      $  4,012,180           $  3,656,236
  Net realized gain on investment transactions ...........         9,627,266              8,638,210
  Increase in net unrealized appreciation of investments .        26,491,322             56,383,215
                                                                ------------           ------------
  Net increase in net assets resulting from operations ...        40,130,768             68,677,661
Net equalization (Note 1C) ...............................           (88,887)               (16,684)
Distributions to shareholders from:
  Net investment income ..................................        (3,903,632)            (3,698,990)
  Realized gain from investment transactions .............        (9,336,444)            (8,521,998)
Trust share transactions -- net (Note 2) .................       (23,201,195)             4,837,054
                                                                ------------           ------------
            Total increase ...............................         3,600,610             61,277,043
NET ASSETS:
  At beginning of year ...................................       267,180,835            205,903,792
                                                                ------------           ------------

  At end of year (including accumulated distributions in
    excess of net investment income of $323,276 and
    $234,389, respectively) ..............................      $270,781,445           $267,180,835
                                                                ============           ============

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------------------------
                                             1996            1995            1994            1993            1992
                                            ------          ------          ------          ------          ------
NET ASSET VALUE, beginning of year          $28.07          $21.77          $24.04          $25.68          $21.03
                                            ------          ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...........         $ 0.46          $ 0.41          $ 0.44          $ 0.43          $ 0.48
  Net realized and unrealized gain
    (loss) on investments .........           4.34            7.22           (1.38)          (0.52)           5.15
                                            ------          ------          ------          ------          ------
      Total income from investment
        operations ................         $ 4.80          $ 7.63          $(0.94)         $(0.09)         $ 5.63
                                            ------          ------          ------          ------          ------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........         $(0.46)         $(0.41)         $(0.45)         $(0.45)         $(0.42)
  Net realized gain on investment
    transactions ..................          (1.11)          (0.92)          (0.88)          (1.10)          (0.56)
                                            ------          ------          ------          ------          ------
      Total distributions .........         $(1.57)         $(1.33)         $(1.33)         $(1.55)         $(0.98)
                                            ------          ------          ------          ------          ------
NET ASSET VALUE, end of year ......         $31.30          $28.07          $21.77          $24.04          $25.68
                                            ======          ======          ======          ======          ======
TOTAL RETURN ......................          17.2%           35.2%          (3.9)%          (0.4)%           27.0%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000
    omitted) ......................       $270,781        $267,181        $205,904        $242,781        $260,265
  Ratio of expenses to average net
    assets ........................          0.82%           0.94%           1.01%           0.82%           0.84%
  Ratio of net investment income to
    average net assets ............          1.49%           1.60%           1.93%           1.72%           1.84%
PORTFOLIO TURNOVER RATE ...........             3%              5%              2%             19%              5%
AVERAGE COMMISSION RATE PAID ......         $.0400

                      See notes to financial statements.

================================================================================

================================================================================

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. In preparing the Financial Statements in conformity with generally accepted accounting principles, management uses estimates in determining the reported amounts of assets, liabilities, revenues and expenses. Actual amounts could differ from those estimates.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes -- It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Equalization -- The Trust follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Trust shares equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or repurchases of Trust shares.

D. Other -- Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

(2) TRUST SHARES -- At December 31, 1996, 8,652,111 shares were outstanding. The number of authorized shares of $1.00 par value is unlimited. Transactions in Trust shares were as follows:

                                                 YEAR ENDED                         YEAR ENDED
                                             DECEMBER 31, 1996                   DECEMBER 31, 1995
                                     ----------------------------       ----------------------------------
                                       SHARES           AMOUNT            SHARES           AMOUNT
                                     ----------      ------------       ----------       -----------
Sold ..............................     699,331      $ 20,345,429        1,797,676       $47,919,634
Issued to shareholders in
  reinvestment of distributions
  from:
  Net investment income ...........      88,021         2,669,827           96,658         2,568,585
  Realized gain on investment
transactions ......................     242,250         7,684,171          257,855         7,237,989

                                     ----------      ------------       ----------       -----------
                                      1,029,602        30,699,427        2,152,189        57,726,208
Repurchased .......................  (1,896,822)      (53,900,622)      (2,093,096)      (52,889,154)
                                     ----------      ------------       ----------       -----------
    Net increase (decrease) .......    (867,220)     $(23,201,195)          59,093       $ 4,837,054
                                     ==========      ============       ==========       ===========

(3) SOURCES OF NET ASSETS -- At December 31, 1996, net assets consisted of:
    Capital paid-in ........................................................................  $ 83,069,913
    Accumulated distributions in excess of net investment income ...........................      (323,276)
    Accumulated distributions in excess of net realized gains on investment transactions ...       (88,240)
    Unrealized appreciation in value of investments ........................................   188,123,048
                                                                                              ------------
        Net assets applicable to outstanding capital stock .................................  $270,781,445
                                                                                              ============

Statement of Position (SOP) 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital Gains and Return of Capital Distributions by Investment Companies requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. The effect of the SOP for the year ended December 31, 1996 was to increase distributions in excess of net investment income by $108,548, increase accumulated distributions in excess of net realized gains by $92,246, and increase capital paid-in by $200,794. This adjustment results from permanent differences arising from differing financial statement and tax treatment of equalization. Net investment income, net realized gains and net assets were not affected by this change.

(4) INVESTMENT SECURITY TRANSACTIONS -- Other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $6,705,559 and $28,702,232, respectively, during the year ended December 31, 1996. At December 31, 1996, the cost of investments for federal tax purposes was $82,610,307. Net unrealized appreciation for all securities at that date was $188,034,808. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $188,066,996 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $32,188.

(5) INVESTMENT ADVISER FEE -- The investment adviser fee is earned by Century Capital Management, Inc. ("CCM"), as compensation for providing investment advisory, management and administrative services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.7% of the first $250 million and 0.6% of the amounts exceeding $250 million of the Trust's net asset value. For the year ended December 31, 1996, the fee amounted to $1,756,532. Officers and Trustees of the Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.


INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Century Shares Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Century Shares Trust as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for each of the years in the five-year period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Century Shares Trust at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 17, 1997

================================================================================

================================================================================

FEDERAL INCOME TAX INFORMATION

The federal tax status of distributions per share in 1996 is as follows:

                                                    TAXABLE AS          TAXABLE AS LONG-       TAXABLE AS SHORT-
DATE PAID                                            DIVIDENDS          TERM CAPITAL GAIN      TERM CAPITAL GAIN
---------                                           ----------          -----------------      -----------------
June 27, 1996 ................................         $.21
December 19, 1996 ............................          .25
December 30, 1996 ............................                                $1.09                  $.02
                                                       ----                   -----                  ----
    Total ....................................         $.46                   $1.09                  $.02
                                                       ====                   =====                  ====

An amount equal to $.46 per share of the dividends listed above will qualify for the dividends received deduction for corporate shareholders provided by the Internal Revenue Code. The capital gain distribution of $1.09 per share is taxable as a long-term capital gain and the capital gain distribution of $.02 per share is taxable as a short-term distribution in 1996, whether received in cash or shares and irrespective of the period shareholders may have held shares of the Trust.

                               ----------------

Capital gain distributions since 1952 have been paid, at the option of each shareholder, either in cash or shares of the Trust. The amount of such distributions and tax basis of shares issued are shown below.

 FEDERAL TAX BASIS OF SHARES ISSUED IN PAYMENT OF CAPITAL GAIN DISTRIBUTIONS

                  PER SHARE(a)                                PER SHARE
         ----------------------------                ---------------------------
          AMOUNT OF                                   AMOUNT OF
           CAPITAL        TAX COST                     CAPITAL      TAX COST
             GAIN         BASIS OF                       GAIN        BASIS OF
         DISTRIBUTION   SHARES ISSUED                DISTRIBUTION  SHARES ISSUED
         ------------   -------------                ------------  -------------
1952       $.04 1/3      $ 5.25 1/3    1975             $  .29        $ 8.32
1953          --              --       1976                --            --
1954        .08 1/3        5.62        1977                .30         11.62
1955        .20 2/3        7.91 2/3    1978                .60         10.41
1956        .27 1/3        8.29 1/3    1979                .79         10.40
1957        .26            7.32 2/3    1980                .96         11.06
1958        .21            6.85 1/3    1981                .70         10.64
1959        .16 1/3        9.35 2/3    1982                .49         11.70
1960        .26            9.34        1983                .45         11.71
1961        .41            9.58        1984                .91         12.69
1962        .46           13.35        1985                .91         13.04
1963        .15           13.20        1986(1-2-86)        .71         17.43
1964        .23           15.49        1986(12-30-86)      .40         18.25
1965        .30           14.89        1987               1.61         14.75
1966        .37           13.67        1988               1.90         14.58
1967        .30           11.09        1989                .71         18.73
1968        .30            9.67        1990                .58         16.72
1969        .38           12.42        1991                .57         20.91
1970        .35           11.05        1992                .56         25.72
1971        .30           11.77        1993               1.10         24.04
1972        .35           13.72        1994                .88         21.77
1973        .54           15.94        1995                .92         28.07
1974        .51           12.85        1996               1.11         31.72
                                                        ------
                                    Total since 1952    $23.90
(a) Adjusted for the 3 for 1 stock split on March 9, 1959

                               ----------------

This annual report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus.

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